UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ______________________________________________________________________________________________________________________________________________________________________________________________________

_
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):				March 31, 2022

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		1-9172		34-1505819
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

5875 Landerbrook Drive
Suite 220
Cleveland,	Ohio			44124-4069
(Address of principal executive offices)				(Zip code)
		(440)	229-5151
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.

On March 31, 2022, NACCO Industries, Inc. (the “Company”) commenced mailing its Annual Report to Stockholders for the year ended December 31, 2021. The letter to the Company’s stockholders from the Chief Executive Officer of the Company, as well as certain other information contained in the Annual Report to Stockholders for the year ended December 31, 2021, is attached as Exhibit 99 to this Current Report on Form 8-K.

The information set forth in Item 2.02 of this Current Report on Form 8-K and the information attached hereto are being furnished by the Company pursuant to Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits

99	Portions of the NACCO Industries, Inc. Annual Report to Stockholders for the year ended December 31, 2021, first mailed to stockholders on March 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 31, 2022		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Elizabeth I. Loveman
Vice President and Controller